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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.




                Date of Report (Date of Earliest Event Reported):

                                December 22, 1999




                            MONRO MUFFLER BRAKE, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)




                         Commission File Number 0-19357




         New York                                                    16-0838627
(State of incorporation)                    (I.R.S. Employer Identification No.)




200 Holleder Parkway, Rochester, New York                                14615
(Address of principal executive offices)                              (zip code)




Registrant's telephone number, including area code               (716) 647-6400



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Item 5.  Other Events.
----------------------

The Company announced a share repurchase program authorizing the Company to buy up to 300,000 shares of its common stock. The Company's press release describing such events is filed herewith.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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The following is a list of exhibits filed with this Current Report on Form 8-K indexed to their location in the sequentially numbered copy.

Exhibit No.                Description
-----------                -----------

99.1                       Press Release
                           dated December 22, 1999



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                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MONRO MUFFLER BRAKE, INC.
                                             -------------------------
                                                      (Registrant)






January 11, 2000                             /s/ Catherine D'Amico
                                             ----------------------------------
                                             Catherine D'Amico
                                             Sr. Vice President-Finance & CFO